Brundage,
                                                                  Story and Rose
                                                                Investment Trust

                                                  ------------------------------
                                                                   Annual Report
                                                  ------------------------------
                                                               November 30, 1998
                                                  ------------------------------

                                                  ------------------------------
                                                         Short/Intermediate Term
                                                  ------------------------------
                                                               Fixed-Income Fund
                                                  ------------------------------
                                                                     Equity Fund
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------

                                            [LOGO] BRUNDAGE
                                                   STORY & ROSE
                                                   Investment Counsel Since 1932

Letter To Shareholders                                           January 8, 1999
--------------------------------------------------------------------------------
ECONOMIC & FINANCIAL MARKETS OUTLOOK

A year ago the Standard & Poor's 500 Index appreciated over 20% for the third consecutive year. We doubted, in light of serious economic problems in many areas of the world, that we could expect to enjoy a fourth consecutive year of extraordinarily high returns. However, for the fiscal year ended November 30, 1998, the S&P 500 was up 23.7%, and for the calendar year it chalked up a total rate of return of 28.6% -- a remarkable event considering that the stocks that dominate this index were very generously valued at the beginning of 1998.

Although the year was a most rewarding one, the path had many twists and turns and at times was treacherous. Late in July the index had risen to an all-time high, up about 21% for the year. By early October it was actually down. On one day, August 31st, 1,183 stocks on the New York Stock Exchange reached 52-week lows, and the 300 largest U.S. companies had declined on average a stunning 42% from their recent highs. The damage to Latin American, Japanese and South Asian equities was substantially greater. When we look at the financial and economic crises in those parts of the world and in other places, such as Russia, it is easy to understand why our U.S. stock market declined in the face of so many problems and uncertainties. Early repercussions included a severely worsening trade deficit, disappointing corporate profitability and numerous big write-offs in the banking sector -- with perhaps more serious woes to come.

What is less easy to understand is why, in the face of these problems and numerous others -- gradually escalating tensions in the oil-rich Middle East, escalating belligerency towards its neighbors by North Korea and a soap opera in Washington, D.C. to name a few -- investor enthusiasm returned quickly to the equity markets. Although it seems entirely implausible, it appears that a modest gesture of accommodation on the part of the Federal Reserve was catalyst enough. In scarcely more than a few weeks, the law of supply and demand drove many liquid large capitalization stock market favorites to new all-time highs -- taking the Standard & Poor's 500 Index with them. It should be noted, however, that most popular benchmarks are market capitalization weighted; the S&P 500 on an unweighted basis achieved a calendar 1998 return of only about 7%. We discuss this two-tier phenomenon in more detail in our review of the Equity Fund.

As we look forward into 1999, the fundamental factors which struck us a year ago as being important have changed very little. The outlook for Japan and Asia is perhaps a bit better than was the case a year ago, but there are no reassuring signs that a meaningful improvement in their economies is yet underway. We should remember that, although Southeast Asia, including China, represents a small percentage of world economic activity, it has accounted for more than half of the world's economic growth over recent years. Thus, this part of the world is of vital importance to the profitability not only of multinational companies but also of just about all businesses which compete with companies in this area. In short, "Asian flu" is still a concern as is the observation that Latin America seems to be sneezing pretty often of late.

Most worrisome, however, is the accelerating mania in the information technology area, particularly in companies associated with the Internet. We have exceeded the point where one can say simply that valuations are much too high; we have long since entered the area where valuations have nothing whatsoever to do with equity prices. It is said that "stocks are the only goods that are less attractive the cheaper they get" and perhaps at times the opposite is true: Ever higher valuations make stocks even more attractive and impel even higher prices. The problem is, of course, that all "bubbles" or "manias" inevitably come to an end. Thus, although the average company appears reasonably valued at the present time, the excessive speculation in a few areas has carried so far that we are concerned that the eventual denouement might send shivers through the entire structure of the equity markets.

EQUITY FUND

Had we been asked at the end of August 1998, when large-cap stocks (as measured by the S&P 500 Index) were almost 20% below their highs for the year and small-cap stocks (as measured by the Russell 2000 Index) were down 22% year-to-date and 29% below their highs, if a 12% return for our fiscal year would have been satisfactory, our answer would have been a resounding yes. Nonetheless, in a tribute both to how much our own and the market's expectations have become inflated, and to the resiliency of large capitalization stocks sporting valuations unheard of in more than 100 years of public market history, we find ourselves disappointed. This in spite of the fact that from the market lows at the end of August, your Fund was up 17%, more than recovering from the loss it incurred in the global market meltdown of late summer.

Essentially, our disappointment is borne out of frustration that, despite having a portfolio of companies that is qualitatively superior to the market and quantitatively less expensive (as measured by the S&P 500 Index and depicted in the chart below), we nonetheless lagged that particular performance benchmark. Essentially, our disciplined approach has prevented us from owning enough of today's large capitalization "one decision stocks" to keep up with the S&P 500 Index which is dominated by those companies.

--------------------------------------------------------------------------------
                                             Equity          S&P
                                              Fund           500
--------------------------------------------------------------------------------
5-Year Historical Earnings Growth             16.0%         12.0%
5-Year Sales Growth                           20.0%          5.0%
Consensus Future Earnings Growth              15.0%          6.0%
1999 Est. P/E Ratio                           21.1X         24.5X
Price to Book Ratio                            3.6X          4.3X
Market Capitalization(Million)              $41,878       $79,600
--------------------------------------------------------------------------------

This is not to say that we do not find some of those "household names" attractive; we do. In fact, during the last fiscal year, performance in your Fund benefited from your ownership of Microsoft, Intel, COMPAQ and Applied Materials in technology, Schering-Plough, American Home Products and Abbott Laboratories in health care and American International Group, Fannie Mae and American Express in financial services. However, our discipline of investing capital productively in an economic sense as a means of earning stock market returns has led us also to a number of high quality mid-sized companies which, despite generally good underlying fundamentals, have not participated fully in the market's recent advance.

As a result, while we significantly outperformed the Russell 2000 return of -6.3% for the twelve months ended November 1998, we lagged the large-cap benchmarks as represented by the S&P 500 and, to a lesser extent, the Dow Jones Industrial Average. Relative to other equity mutual funds, we trailed modestly the pure growth fund average return of 14.3%, but substantially outperformed the 8.0% general equity fund average. (Source: Lipper Analytical)

In terms of our positioning for the future as we look out into 1999, our crystal ball is as cloudy as it has ever been. Our discipline tells us to shun the very companies which, because of their strengths, exemplify our definition of good long-term investments. Why? Simply put, from the standpoint of economic valuation, at the prices they currently command in the stock market, their underlying businesses cannot possibly generate real rates of return that are attractive on either an absolute or a relative basis. Yet, that said, we are the first to acknowledge that until this "Nifty-Fifty mania" ends, those are precisely the stocks that will continue to lead the market. Given this uncomfortable reality, our approach will stay the same. We will maintain our positions in a few of the strongest of these large and very expensive companies, as long as valuations stay within some semblance of reality, confident that after this mania ends they will earn their way out of any decline from today's over-exuberance. Meanwhile, we will focus our efforts most intensively on those more attractively valued mid-sized enterprises which should prove to be good investments in their own rights, without reliance upon investors' continued uncritical enthusiasm for the stock market.

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND

Interest rates fell significantly across the yield curve during the fiscal year ended November 30, 1998 as the Federal Reserve adopted a more accommodating posture. U.S. Treasury bills, notes and bond rates declined by 70 to 130 basis points, translating into substantial price gains for medium-term and longer-term issues.

Treasuries appreciated in price during the fiscal year more than did comparable maturity corporate and mortgage-backed issues. The total rate of return (interest coupon plus/minus price change) of Treasury issues with 1-5 year maturities was 8.21% during the fiscal year.

Corporate bond price changes, while positive, were held back due primarily to concerns about what effect the weakness in Asia and Latin America would have on corporate earnings. Lower rated non-investment grade bonds experienced price declines in excess of 4% during the year. The one-to-five year investment grade corporate bond total return during the year was 8.04%.

Mortgage-backed security (MBS) issues with 3to5 year average lives produced total rates of return of 6.75% during the fiscal year. These issues were negatively impacted by increasing prepayments from underlying mortgage pools forcing MBS investors to reinvest cash flows at progressively lower yields as interest rates declined during the fiscal year.

Your Fund's total rate of return for the fiscal year was 8.39% as compared with money market alternatives such as three-month Treasury bills which provided a 5.62% return and the 8.73% return of the Merrill Lynch 3-Year Treasury Index. The Fund achieved these results despite corporate and MBS holdings which were maintained at approximately 75% of portfolio assets during the year.
Mortgage-backed holdings, cut back by 10 percentage points in portfolio weighting in 1997, were trimmed further in 1998 to the current 20% in favor of corporate issues. The yield on the Fund at fiscal year-end was 5.21% which compared favorably to money market rates of approximately 4.75% and 2-to-5 year Treasury yields of 4.50%.

Competitive portfolio returns relative to strong Treasury issue performance resulted from good issue selection on the part of our specialist managers in the corporate, MBS and asset-backed sectors. Individual issue evaluation as opposed to interest rate forecasting continues to be our emphasis. Our current strategy includes increasing our weightings in the now attractive MBS sector.

SUMMARY

We expect that inflation rates will remain low and that the deceleration of corporate profits within a highly competitive and slowly growing economy will continue throughout the year. If we are right, the environment for fixed-income securities should continue to be good although this is already reflected in the low level of bond yields. Our outlook for equities is cautious -- as it was a year ago-- but we continue to feel that there are many good values available, especially among smaller and mid-sized companies, and that longterm investors should focus upon those areas in preference to highly popular and excessively valued "Mega-Cap" companies at the present time.

Sincerely yours,

/s/ Malcolm D. Clarke, Jr.

Malcolm D. Clarke, Jr.
President

   Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story and Rose Equity Fund and the Standard & Poor's 500 Index

                    ----------------------------------------
                           Brundage, Story and Rose
                                  Equity Fund
                         Average Annual Total Returns

                    1 Year     5 Years     Since Inception*
                    11.96%      16.56%          14.45%
                    ----------------------------------------
            Past performance is not predictive of future performance.

                      Brundage, Story
                         and Rose           Standard & Poor's
                        Equity Fund             500 Index
 1/91                     10,000                 10,000
 3/91                     11,100                 11,453
 6/91                     10,736                 11,427
 9/91                     11,280                 12,038
12/91                     12,273                 13,047
 3/92                     11,890                 12,717
 6/92                     11,802                 12,958
 9/92                     12,371                 13,367
12/92                     12,579                 14,039
 3/93                     12,875                 14,651
 6/93                     12,907                 14,721
 9/93                     13,385                 15,101
12/93                     13,870                 15,452
 3/94                     13,148                 14,866
 6/94                     13,156                 14,928
 9/94                     14,103                 15,657
12/94                     13,795                 15,654
 3/95                     14,791                 17,178
 6/95                     15,543                 18,818
 9/95                     16,875                 20,314
12/95                     17,551                 21,537
 3/96                     17,916                 22,693
 6/96                     18,920                 23,711
 9/96                     19,188                 24,444
12/96                     20,934                 26,482
 3/97                     20,587                 27,192
 6/97                     24,236                 31,939
 9/97                     26,143                 34,331
12/97                     26,642                 35,317
 3/98                     29,342                 40,244
 6/98                     29,492                 41,573
 9/98                     25,818                 37,437
11/98                     29,090                 42,936

          *The public offering of shares commenced on January 2, 1991.

   Comparison of the Change in Value of a $10,000 Investment in the Brundage,
    Story and Rose Short/Intermediate Term Fixed-Income Fund and the Merrill
                           Lynch 3-Year Treasury Index

                   -----------------------------------------
                           Brundage, Story and Rose
                   Short/Intermediate Term Fixed-Income Fund
                         Average Annual Total Returns

                    1 Year     5 Years     Since Inception*
                    8.39%       6.45%            7.51%
                   -----------------------------------------
            Past performance is not predictive of future performance.

                      Brundage, Story
                         and Rose
                    Short/Intermediate       Merrill Lynch
                          Term                  3 Year
                    Fixed-Income Fund       Treasury Index
 1/91                    10,000                 10,000
 3/91                    10,158                 10,200
 6/91                    10,357                 10,384
 9/91                    10,864                 10,845
12/91                    11,322                 11,353
 3/92                    11,240                 11,223
 6/92                    11,685                 11,654
 9/92                    12,130                 12,163
12/92                    12,054                 12,105
 3/93                    12,488                 12,482
 6/93                    12,747                 12,663
 9/93                    13,007                 12,878
12/93                    13,063                 12,931
 3/94                    12,848                 12,728
 6/94                    12,751                 12,661
 9/94                    12,828                 12,759
12/94                    12,766                 12,734
 3/95                    13,366                 13,271
 6/95                    14,036                 13,837
 9/95                    14,263                 14,051
12/95                    14,749                 14,496
 3/96                    14,647                 14,423
 6/96                    14,734                 14,505
 9/96                    14,999                 14,743
12/96                    15,352                 15,060
 3/97                    15,323                 15,071
 6/97                    15,764                 15,452
 9/97                    16,178                 15,833
12/97                    16,523                 16,131
 3/98                    16,774                 16,365
 6/98                    17,107                 16,629
 9/98                    17,710                 17,392
11/98                    17,739                 17,397

          *The public offering of shares commenced on January 2, 1991.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1998
===============================================================================================================
                                                                                       Short/
                                                                                    Intermediate
                                                                                        Term
                                                                                    Fixed-Income       Equity
                                                                                        Fund            Fund
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At amortized cost (original cost $35,949,087 and $25,092,244, respectively) ..    $35,985,430    $25,092,244
                                                                                     ===========    ===========
   At market value (Note 2) .....................................................    $36,793,505    $37,402,044
Investments in repurchase agreements (Note 2) ...................................      2,154,000      3,939,000
Cash ............................................................................          6,928          5,501
Interest and principal paydowns receivable ......................................        391,754            520
Dividends receivable ............................................................             --         44,581
Receivable for capital shares sold ..............................................            750          6,550
Other assets ....................................................................         10,538         11,643
                                                                                     -----------    -----------
   TOTAL ASSETS .................................................................     39,357,475     41,409,839
                                                                                     -----------    -----------
LIABILITIES
Dividends payable ...............................................................         28,827             --
Payable for capital shares redeemed .............................................         56,819         63,001
Payable for securities purchased ................................................             --        612,313
Payable to affiliates (Note 4) ..................................................         14,031         32,058
Other accrued expenses and liabilities ..........................................         22,037         15,942
                                                                                     -----------    -----------
   TOTAL LIABILITIES ............................................................        121,714        723,314
                                                                                     -----------    -----------
NET ASSETS ......................................................................    $39,235,761    $40,686,525
                                                                                     ===========    ===========
Net assets consist of:
Paid-in capital .................................................................    $38,188,209    $25,851,284
Undistributed net investment income .............................................             --         16,192
Accumulated net realized gains from security transactions .......................        239,477      2,509,249
Net unrealized appreciation on investments ......................................        808,075     12,309,800
                                                                                     -----------    -----------
Net assets ......................................................................    $39,235,761    $40,686,525
                                                                                     ===========    ===========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5) ...........................................      3,578,511      2,090,124
                                                                                     ===========    ===========

Net asset value, offering price and redemption price per share (Note 2) .........    $     10.96    $     19.47
                                                                                     ===========    ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1998
======================================================================================================
                                                                             Short/
                                                                          Intermediate
                                                                              Term
                                                                          Fixed-Income       Equity
                                                                              Fund            Fund
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ...........................................................    $ 2,369,781     $   106,898
   Dividends ..........................................................             --         432,244
                                                                           -----------     -----------
       TOTAL INVESTMENT INCOME ........................................      2,369,781         539,142
                                                                           -----------     -----------
EXPENSES
   Investment advisory fees (Note 4) ..................................        190,291         251,720
   Administrative services fees (Note 4) ..............................         76,377          77,735
   Accounting services fees (Note 4) ..................................         36,000          32,400
   Professional fees ..................................................         16,623          16,623
   Transfer agent and shareholder service fees (Note 4) ...............         14,400          14,400
   Trustees' fees and expenses ........................................         12,989          12,989
   Insurance expense ..................................................         10,006           9,841
   Reports to shareholders ............................................          7,850           9,331
   Postage and supplies ...............................................          8,305           7,322
   Registration fees ..................................................          7,835           7,319
   Custodian fees .....................................................          4,317           3,728
   Pricing expense ....................................................          6,673           1,308
   Distribution expenses (Note 4) .....................................            471             500
   Other expenses .....................................................          1,829              --
                                                                           -----------     -----------
       TOTAL EXPENSES .................................................        393,966         445,216
   Fees waived by the Adviser (Note 4) ................................       (146,587)             --
                                                                           -----------     -----------
       NET EXPENSES ...................................................        247,379         445,216
                                                                           -----------     -----------

NET INVESTMENT INCOME .................................................      2,122,402          93,926
                                                                           -----------     -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ......................        619,402       2,509,249
   Net change in unrealized appreciation/depreciation on investments ..        337,491       1,698,676
                                                                           -----------     -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ......................        956,893       4,207,925
                                                                           -----------     -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ............................    $ 3,079,295     $ 4,301,851
                                                                           ===========     ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1998 and 1997
===============================================================================================================================
                                                                   Short/Intermediate Term
                                                                      Fixed-Income Fund                   Equity Fund
                                                                -----------------------------     -----------------------------
                                                                    Year             Year             Year             Year
                                                                   Ended            Ended            Ended            Ended
                                                                November 30,     November 30,     November 30,     November 30,
                                                                    1998             1997             1998             1997
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ...................................    $  2,122,402     $  1,970,130     $     93,926     $    106,761
   Net realized gains (losses) from security transactions ..         619,402          (30,709)       2,509,249        3,535,218
   Net change in unrealized appreciation/depreciation
       on investments ......................................         337,491           33,026        1,698,676        3,111,825
                                                                ------------     ------------     ------------     ------------
Net increase in net assets from operations .................       3,079,295        1,972,447        4,301,851        6,753,804
                                                                ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..............................      (2,122,402)      (1,970,130)         (91,102)        (106,087)
   From net realized gains from security transactions ......              --               --       (3,535,218)      (2,298,821)
                                                                ------------     ------------     ------------     ------------
Decrease in net assets from distributions to
   shareholders ............................................      (2,122,402)      (1,970,130)      (3,626,320)      (2,404,908)
                                                                ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
   Proceeds from shares sold ...............................       4,423,714        6,910,347        3,608,905        3,894,667
   Net asset value of shares issued in reinvestment of
       distributions to shareholders .......................       1,717,736        1,580,414        3,581,991        2,352,415
   Payments for shares redeemed ............................      (4,515,399)      (5,216,812)      (2,522,915)      (2,793,087)
                                                                ------------     ------------     ------------     ------------
Net increase in net assets
   from capital share transactions .........................       1,626,051        3,273,949        4,667,981        3,453,995
                                                                ------------     ------------     ------------     ------------

NET INCREASE IN NET ASSETS .................................       2,582,944        3,276,266        5,343,512        7,802,891

NET ASSETS:
   Beginning of year .......................................      36,652,817       33,376,551       35,343,013       27,540,122
                                                                ------------     ------------     ------------     ------------

   End of year .............................................    $ 39,235,761     $ 36,652,817     $ 40,686,525     $ 35,343,013
                                                                ============     ============     ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME ........................    $         --     $         --     $     16,192     $     13,368
                                                                ============     ============     ============     ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                                                Per Share Data for a Share Outstanding Throughout Each Year
---------------------------------------------------------------------------------------------------------------------------
                                                                               Years Ended November 30,
                                                           ----------------------------------------------------------------
                                                             1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................    $  10.69      $  10.69      $  10.73      $   9.94      $  10.77
                                                           --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ..............................        0.60          0.62          0.62          0.64          0.59
   Net realized and unrealized
       gains (losses) on investments ..................        0.27            --         (0.04)         0.79         (0.79)
                                                           --------      --------      --------      --------      --------
   Total from investment operations ...................        0.87          0.62          0.58          1.43         (0.20)
                                                           --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ...............       (0.60)        (0.62)        (0.62)        (0.64)        (0.59)
   Distributions from net realized gains ..............          --            --            --            --         (0.04)
                                                           --------      --------      --------      --------      --------
Total distributions ...................................       (0.60)        (0.62)        (0.62)        (0.64)        (0.63)
                                                           --------      --------      --------      --------      --------

Net asset value at end of year ........................    $  10.96      $  10.69      $  10.69      $  10.73      $   9.94
                                                           ========      ========      ========      ========      ========

Total return ..........................................       8.39%         6.03%         5.65%        14.84%        (1.98%)
                                                           ========      ========      ========      ========      ========

Net assets at end of year (000's) .....................    $ 39,236      $ 36,653      $ 33,377      $ 35,272      $ 35,390
                                                           ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(A) ........       0.65%         0.65%         0.65%         0.60%         0.50%

Ratio of net investment income to average net assets ..       5.58%         5.88%         5.90%         6.21%         5.67%

Portfolio turnover rate ...............................         90%           46%           40%           39%           57%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.04%, 1.07%, 1.09%, 1.09% and 1.06% for the years ended November 30, 1998, 1997, 1996, 1995 and
     1994, respectively (Note 4).

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                                                Per Share Data for a Share Outstanding Throughout Each Year
---------------------------------------------------------------------------------------------------------------------------
                                                                               Years Ended November 30,
                                                           ----------------------------------------------------------------
                                                             1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..................    $  19.40      $  17.18      $  14.91      $  12.43      $  12.70
                                                           --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ..............................        0.04          0.06          0.06          0.07          0.06
   Net realized and unrealized
       gains on investments ...........................        2.01          3.65          2.97          3.02          0.11
                                                           --------      --------      --------      --------      --------
Total from investment operations ......................        2.05          3.71          3.03          3.09          0.17
                                                           --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ...............       (0.04)        (0.06)        (0.07)        (0.06)        (0.06)
   Distributions from net realized gains ..............       (1.94)        (1.43)        (0.69)        (0.55)        (0.38)
                                                           --------      --------      --------      --------      --------
Total distributions ...................................       (1.98)        (1.49)        (0.76)        (0.61)        (0.44)
                                                           --------      --------      --------      --------      --------

Net asset value at end of year ........................    $  19.47      $  19.40      $  17.18      $  14.91      $  12.43
                                                           ========      ========      ========      ========      ========

Total return ..........................................      11.96%        23.98%        21.27%        26.08%         1.35%
                                                           ========      ========      ========      ========      ========

Net assets at end of year (000's) .....................    $ 40,687      $ 35,343      $ 27,540      $ 24,191      $ 18,821
                                                           ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ...........       1.15%         1.19%         1.30%         1.45%         1.50%

Ratio of net investment income to average net assets ..       0.24%         0.34%         0.42%         0.52%         0.51%

Portfolio turnover rate ...............................         50%           49%           44%           42%           44%

See accompanying notes to financial statements.

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998
================================================================================
     Par                                                                Market
    Value      INVESTMENT SECURITIES -- 93.8%   Rate     Maturity        Value
--------------------------------------------------------------------------------
               U.S. TREASURY OBLIGATIONS -- 25.4%
$    200,000   U.S. Treasury Notes ..........   6.625%    7/31/01   $    209,813
     300,000   U.S. Treasury Notes ..........   5.875    11/30/01        310,312
   2,950,000   U.S. Treasury Notes ..........   6.625     3/31/02      3,125,156
   1,550,000   U.S. Treasury Notes ..........   7.500     2/15/05      1,775,719
     500,000   U.S. Treasury Notes ..........   6.500     5/15/05        549,062
   1,000,000   U.S. Treasury Notes ..........   6.500     8/15/05      1,100,938
   1,750,000   U.S. Treasury Notes ..........   6.125     8/15/07      1,908,048
   1,000,000   U.S. Treasury Notes ..........   4.750    11/15/08      1,001,563
------------                                                        ------------
$  9,250,000   TOTAL U.S. TREASURY OBLIGATIONS
------------   (Amortized Cost $9,575,334)                          $  9,980,611
                                                                    ------------

               U.S. GOVERNMENT AGENCY
               MORTGAGE-BACKED SECURITIES -- 19.8%
$     59,281   FHLMC GOLD #N-90875 ..........   7.500%    2/01/99   $     59,830
       3,042   GNMA #114468 .................   9.500     7/15/99          3,079
     263,291   FHLMC GOLD #G-50274 ..........   7.500     6/01/00        265,784
       7,008   FHLMC GNOME #200068 ..........   8.000     3/01/02          7,136
      26,077   FNMA DWARF #51935 ............   8.000     4/01/02         26,714
     671,285   FNMA REMIC #93-52E ...........   6.000     4/25/05        671,855
      51,503   FHLMC GOLD #140094 ...........   7.500     5/01/05         52,577
     500,000   FHLMC REMIC #1404-D ..........   6.800     1/15/06        505,532
      52,847   FNMA DWARF #50480 ............   8.000     9/01/06         54,411
     700,000   FNMA REMIC #92-24H ...........   7.500    11/25/06        709,027
     500,180   GNMA #362109 .................   9.000     9/15/08        526,973
   1,086,504   FHLMC REMIC #1523-PE .........   6.000    10/15/15      1,088,666
     527,013   FNMA REMIC #93-20PE ..........   5.900     5/25/16        526,174
     652,309   FHLMC REMIC #1522-C ..........   6.000     8/15/16        654,227
   1,000,000   FNMA REMIC #94-29PE ..........   6.000     5/25/18      1,002,400
       9,674   GNMA #285639 .................   9.000     2/15/20         10,364
   1,000,000   FHLMC REMIC #1699-C ..........   6.200     2/15/24      1,006,760
     562,706   FNMA REMIC #250322 ...........   7.500     8/01/25        578,369
------------                                                        ------------
$  7,672,720   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
------------   SECURITIES (Amortized Cost $7,633,466)               $  7,749,878
                                                                    ------------

               OTHER MORTGAGE-BACKED SECURITIES -- 3.2%
$    304,665   Advanta Home Equity Loan
               Trust #92-1A .................   7.875%    9/25/08   $    309,985
     940,564   CMC Securities Corp. III #94-B   6.000     2/25/09        940,893
------------                                                        ------------
$  1,245,229   TOTAL OTHER MORTGAGE-BACKED SECURITIES
------------      (Amortized Cost $1,241,373)                       $  1,250,878
                                                                    ------------

               ASSET-BACKED SECURITIES -- 8.5%
$  1,000,000   Circuit City Credit Card
               Trust #94-2-A ................   8.000%   11/15/99   $  1,025,970
   1,000,000   J.C. Penney Credit Card
               Trust #B-A ...................   8.950    10/15/01      1,033,819
   1,225,000   First Bank Corporate Card
               Trust #97-1-A ................   6.400     2/15/03      1,260,880
------------                                                        ------------
$  3,225,000   TOTAL ASSET-BACKED SECURITIES
------------   (Amortized Cost $3,254,407)                          $  3,320,669
                                                                    ------------

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    Par                                                                Market
   Value       INVESTMENT SECURITIES -- 93.8%   Rate    Maturity        Value
               (Continued)
--------------------------------------------------------------------------------
               CORPORATE BONDS -- 36.9%
$    210,000   Homeside Lending, Inc. .......   6.875%    5/15/00   $    213,106
   1,000,000   Lehman Brothers, Inc. ........   6.125     2/01/01        995,456
   1,000,000   Ford Motor Credit Co.
               Medium Term Notes ............   5.900     2/23/01      1,011,734
   1,000,000   General Motors Acceptance Corp.  6.000     2/01/02      1,013,632
   1,200,000   Waste Management, Inc. .......   6.625     7/15/02      1,238,239
   1,000,000   Merrill Lynch & Co., Inc. ....   6.000     2/12/03      1,010,386
   1,000,000   Asian Development Bank .......   5.750     5/19/03      1,053,296
   1,000,000   Sears Roebuck Acceptance Corp.
               Medium Term Notes ............   6.760     6/25/03      1,041,123
   1,000,000   Salomon Smith Barney
               Holdings, Inc. ...............   6.625    11/15/03      1,024,717
   1,300,000   Household Finance Corp. ......   5.875     9/25/04      1,311,133
   1,000,000   Chilgener S.A ................   6.500     1/15/06        900,617
   1,000,000   GTE Southwest, Inc. ..........   6.230     1/01/07      1,039,946
     500,000   PepsiCo, Inc. ................   5.700    11/01/08        499,364
     850,000   National Rural Utilities
               Cooperative Finance Corp. ....   5.750    11/01/08        848,480
   1,280,000   Lucent Technologies, Inc. ....   5.500    11/15/08      1,290,241
------------                                                        ------------
$ 14,340,000   TOTAL CORPORATE BONDS
------------   (Amortized Cost $14,280,850)                         $ 14,491,470
                                                                    ------------

$ 35,732,949   TOTAL INVESTMENT SECURITIES
============   (Amortized Cost $35,985,430)                         $ 36,793,506
                                                                    ------------
================================================================================
   Face                                                                Market
  Amount       REPURCHASE AGREEMENTS(1) -- 5.5%                        Value
--------------------------------------------------------------------------------
$  2,154,000   Fifth Third Bank, 4.75%, dated
============   11/30/98, due 12/01/98, repurchase
               proceeds $2,154,284 ..........                       $  2,154,000
                                                                    ------------
               TOTAL INVESTMENT SECURITIES AND
               REPURCHASE AGREEMENTS -- 99.3%                       $ 38,947,506

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.7%              288,255
                                                                    ------------

               NET ASSETS -- 100.0% .........                       $ 39,235,761
                                                                    ============

(1)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

FHLMC - Federal Home Loan Mortgage Corporation.
FNMA - Federal National Mortgage Association.
GNMA - Government National Mortgage Association.
DWARF - A 15-year mortgage pool issued by FNMA.
GNOME - A 15-year mortgage pool issued by FHLMC.
REMIC - Real Estate Mortgage Investment Conduit.
GOLD - A 30-year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.

EQUITY FUND
PORTFOLIO OF INVESTMENTS
November 30, 1998
================================================================================
                                                                       Market
COMMON STOCKS -- 91.9%                                  Shares          Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 17.2%
American Express Co. .............................      11,500      $  1,150,719
American International Group, Inc. ...............      11,287         1,060,978
BankBoston Corp. .................................      18,000           749,250
Chubb Corp. ......................................      15,400         1,078,962
Citigroup, Inc. ..................................      16,000           803,000
Fannie Mae .......................................      20,700         1,505,925
J.P. Morgan & Co., Inc. ..........................       6,000           641,250
                                                                    ------------
                                                                       6,990,084
                                                                    ------------
CAPITAL GOODS -- 16.0%
AlliedSignal, Inc. ...............................      22,000           968,000
Avery Dennison Corp. .............................      25,200         1,208,025
The Boeing Co. ...................................      17,800           723,125
Illinois Tool Works, Inc. ........................       8,400           533,925
Molex, Inc. - Class A ............................      42,306         1,364,368
Thermo Electron Corp.* ...........................      47,000           793,125
Waste Management, Inc. ...........................      21,500           921,813
                                                                    ------------
                                                                       6,512,381
                                                                    ------------
TECHNOLOGY -- 10.7%
Applied Materials, Inc.* .........................      11,200           434,000
Compaq Computer Corp. ............................      23,000           747,500
First Data Corp. .................................      10,000           266,875
Hewlett-Packard Co. ..............................      10,100           633,775
Intel Corp. ......................................       4,000           430,500
Microsoft Corp.* .................................       3,500           427,000
Motorola, Inc. ...................................       7,000           434,000
Northern Telecom Limited .........................      10,000           466,875
QUALCOMM, Inc.* ..................................       9,400           515,825
Siebel Systems, Inc.* ............................          68             1,649
                                                                    ------------
                                                                       4,357,999
                                                                    ------------
CONSUMER CYCLICALS -- 8.4%
AutoZone, Inc.* ..................................      26,700           804,338
Catalina Marketing Corp.* ........................      19,000         1,106,750
H&R Block, Inc. ..................................      20,600           925,712
Nike, Inc. - Class B .............................      14,700           588,000
                                                                    ------------
                                                                       3,424,800
                                                                    ------------
HEALTH CARE -- 8.3%
Abbott Laboratories ..............................      25,000         1,200,000
American Home Products Corp. .....................      14,800           788,100
Schering-Plough Corp. ............................       7,000           744,625
Smithkline Beecham PLC - ADR .....................      10,500           639,844
                                                                    ------------
                                                                       3,372,569
                                                                    ------------

EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       Market
COMMON STOCKS -- 91.9% (Continued)                      Shares          Value
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.1%
Colgate-Palmolive Co. ............................       3,800      $    325,375
McDonald's Corp. .................................      12,500           875,781
PepsiCo, Inc. ....................................      17,300           669,294
Sysco Corp. ......................................      30,000           808,125
The Walt Disney Co. ..............................      10,000           321,875
Young Broadcasting, Inc. - Class A* ..............       8,000           285,000
                                                                    ------------
                                                                       3,285,450
                                                                    ------------
ENERGY -- 7.2%
Apache Corp. .....................................      35,000           805,000
Exxon Corp. ......................................       6,000           450,375
Mobil Corp. ......................................      10,000           861,875
Noble Affiliates, Inc. ...........................      32,700           827,719
                                                                    ------------
                                                                       2,944,969
                                                                    ------------
BASIC MATERIALS -- 6.5%
du Pont (E. I.) de Nemours and Co. ...............      10,000           587,500
Ecolab, Inc. .....................................      34,000         1,051,875
Sonoco Products Co. ..............................      20,220           605,336
Willamette Industries, Inc. ......................      11,300           394,794
                                                                    ------------
                                                                       2,639,505
                                                                    ------------
COMMUNICATION SERVICES -- 4.8%
AirTouch Communications, Inc.* ...................      17,400           995,063
AT&T Corp. .......................................      15,500           965,844
Leap Wireless International, Inc.* ...............       1,750            10,062
                                                                    ------------
                                                                       1,970,969
                                                                    ------------
TRANSPORTATION -- 3.0%
Landstar System, Inc.* ...........................      29,500         1,209,500
                                                                    ------------
UTILITIES -- 1.7%
Duke Energy Corp. ................................      11,090           693,818
                                                                    ------------

TOTAL COMMON STOCKS (Cost $25,092,244)                              $ 37,402,044
                                                                    ------------
================================================================================
                                                         Face          Market
REPURCHASE AGREEMENTS(1) -- 9.7%                        Amount          Value
--------------------------------------------------------------------------------
Fifth Third Bank, 4.75%, dated 11/30/98, due
12/01/98, repurchase proceeds $3,939,520 .........  $3,939,000      $  3,939,000
                                                    ==========      ------------

TOTAL COMMON STOCKS AND REPURCHASE AGREEMENTS -- 101.6%             $ 41,341,044

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%) ..                     (654,519)
                                                                    ------------

NET ASSETS -- 100.0% .............................                  $ 40,686,525
                                                                    ============

*    Non-income producing security.
(1)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
November 30, 1998
================================================================================
1.   Organization

Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose, LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond
Fund) seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Bond Fund invests primarily in short and intermediate-term fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital. The Equity Fund invests primarily in common stocks and securities convertible into common stock.

2.   Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the overthe-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued on the basis of prices provided by an independent pricing service giving consideration to such factors as maturity, coupon, issuer and type of security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The Bond Fund periodically trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 1998:

--------------------------------------------------------------------------------
                                                        Bond           Equity
                                                        Fund            Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ...............      $    871,048    $ 13,184,611
Gross unrealized depreciation ...............           (68,912)       (964,536)
                                                   ------------    ------------
Net unrealized appreciation .................      $    802,136    $ 12,220,075
                                                   ============    ============
Federal income tax cost .....................      $ 35,991,369    $ 25,181,969
                                                   ============    ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

3.   Investment Transactions

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $33,412,456 and $33,121,921, respectively, for the Bond Fund and $18,157,064 and $19,113,759,
respectively, for the Equity Fund, during the year ended November 30, 1998.

4.   Transactions with Affiliates

Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, and of CW Fund Distributors, Inc., the exclusive underwriter of the Funds' shares.

As of November 30, 1998, the Adviser, principals of the Adviser and certain employee benefit plans of the Adviser were, collectively, a significant shareholder of record of each Fund.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $146,587 of its investment advisory fees during the year ended November 30, 1998.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.20% on each Fund's respective average daily net assets up to $50 million; 0.175% on such net assets between $50 and $100 million; and 0.15% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $19.50 per shareholder account from the Bond Fund and $15.00 per shareholder account from the Equity Fund, subject to a $1,200 minimum monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from the Bond Fund and $2,700 from the Equity Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.   Capital Share Transactions

Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended November 30, 1998 and 1997.

---------------------------------------------------------------------------------------------------
                                                    Bond Fund                    Equity Fund
                                            -------------------------     -------------------------
                                               Year           Year            Year          Year
                                              Ended          Ended           Ended         Ended
                                           November 30,   November 30,   November 30,   November 30,
                                               1998           1997           1998           1997
---------------------------------------------------------------------------------------------------
Shares sold ............................       409,114        651,578        195,597        226,359
Shares issued in reinvestment
   of distributions to shareholders ....       158,469        149,272        208,604        154,343
Shares redeemed ........................      (417,652)      (494,784)      (135,661)      (161,988)
                                            ----------     ----------     ----------     ----------
Net increase in shares outstanding .....       149,931        306,066        268,540        218,714
Shares outstanding, beginning of year ..     3,428,580      3,122,514      1,821,584      1,602,870
                                            ----------     ----------     ----------     ----------
Shares outstanding, end of year ........     3,578,511      3,428,580      2,090,124      1,821,584
                                            ==========     ==========     ==========     ==========
---------------------------------------------------------------------------------------------------

Report of Independent Public Accountants
================================================================================

Arthur Andersen LLP                                         [LOGO]


To the Shareholders and Board of Trustees of the Brundage, Story and Rose Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust (an Ohio business trust), including the portfolios of investments, as of November 30, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust as of November 30, 1998, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity, with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
December 30, 1998

BRUNDAGE,
STORY AND ROSE
INVESTMENT TRUST
----------------------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

BOARD OF TRUSTEES
----------------------------------------
Francis S. Branin, Jr.
Malcolm D. Clarke, Jr.
Cheryl L.Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

INVESTMENT ADVISER
----------------------------------------
Brundage, Story and Rose, LLC
One Broadway
New York, New York 10004

UNDERWRITER
----------------------------------------
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
----------------------------------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES
----------------------------------------
Nationwide: (Toll Free) 800-320-2212